Ameriana Bancorp Annual Meeting of Shareholders May 17, 2007 Exhibit 99.1

Forward-Looking Statement
This presentation contains information that plans for
or anticipates the future. Forward-looking statements
include statements about Ameriana’s future financial
performance, business plans and strategies. Because
forward-looking statements involve future risks and
uncertainties, these are factors that could cause actual
results to differ materially from those expressed or
implied. Specific risk factors and other uncertainties
that could affect the accuracy of forward-looking
statements are included in Ameriana’s Form 10-K for
the year ended December 31, 2006.

Company Profile
History of Ameriana Bancorp
The Bank began operations in 1890
Indiana chartered bank holding company organized
in 1987
The Bank converted to an Indiana Savings Bank on
June 29, 2002
Headquartered in New Castle, Indiana and operate
ten banking centers in East Central Indiana
Opened a Commercial Loan Center in Carmel,
Indiana in April 2007

Anderson
Middletown
Carmel
McCordsville
New Castle
Avon
INDIANAPOLIS
Greenfield
Knightstown
New Palestine
Morristown

Ameriana Bancorp

Ameriana Market Area

2006 Key Strategies • Expand commercial lending activities • Expand consumer banking activities • Increase mortgage lending • Increase management depth • Improve Net Interest Margin

Expand Commercial
Lending Activities
•
Continue adding experienced commercial lenders
Staff now totals nine
•
Opened commercial lending center in Carmel, IN
•
Introduced new commercial products
On-line banking, including ACH origination, sweep
processing, wire transfers, balance transfers
Investment Sweeps
Remote Deposit Capture
•
In process of introducing interest rate protection
products and foreign exchange for business clients

Expand Commercial Lending Activities • Enhanced the Credit Administration function • Improved Credit Underwriting process • Added additional experienced Credit Analyst

Expand Consumer
Banking Activities
•
Enhanced depository accounts
•
Improved consumer loan products and pricing
•
Utilize Customer Relationship Management (CRM)
software to improve the quality of interactions with
clients
•
Opened Customer Care Center to deliver improved
telephone service to clients
•
Introducing new online banking system for
consumers that includes an online loan application
and account opening capabilities

Increased Mortgage Activities
• Added loan originators in key markets
• Broadened mortgage product offerings
FHA, VA
Fannie Mae “My Community” Loans
Servicing released outlets
• Restructured processing and underwriting
to improve customer service

Increased Management Depth
•
Chief Lending Officer - James A. Freeman, 2005
•
Chief Credit Officer - Matthew Branstetter, 2006
•
Investment Center Manager - Michael T. Downham, 2006
•
Chief Financial Officer - John J. Letter, 2007

Improve Net Interest Margin
•
Restructured investment portfolio by selling
$34.0 million of securities
•
Wrote-down and sold $10.5 million of
investments that were permanently impaired
•
Continue to replace securities with commercial
loans
•
Manage capital structure to support earning
asset structure

Industry Challenges for 2007
•
Margin Compression
Flat or inverted yield curve
Extremely competitive loan pricing
Consumers moved back into the market
Consumers preference for short-term, fixed rate
certificates of deposit
•
Regulatory and accounting environment
SOX
Commercial Real Estate
FASB

Industry Challenges for 2007
•
Economic Conditions
Current economic cycle slowing
Decline of U.S. auto industry and regional impact
Slowdown of residential housing market
Decline in residential and commercial property values
•
Competition
Banks, Thrifts and Credit Unions
Securities Firms
ILC’s
Conduit markets

Key Objectives for 2007 • Maintain Soundness • Improve Profitability • Focus on Loan Growth • Increase Awareness • Expand in Key Markets

$18,009 $15,841 $9,908 $8,763 2004 2005 2006 1Q 2007 Maintain Soundness Criticized Loans ($ in thousands)

$5,736 $2,466 $3,326 $3,528 2004 2005 2006 1Q 2007 Maintain Soundness Non-Performing Loans ($ in thousands)

$3,128 $2,967 $2,616 $2,207 2004 2005 2006 1Q 2007 Maintain Soundness Allowance for Loan and Lease Losses ($ in thousands)

1.57% 1.28% 1.04% 1.02% 2004 2005 2006 1Q 2007 Maintain Soundness Allowance for Loan and Lease Losses (% of total loans)

Improve Profitability
Continue to change the mix of earning assets
2006
Residential Mortgage Loans
Commercial Loans
Consumer Loans
Construction Loans
Total Investments
(% of earning assets)
19%
1%
10%
46%
24%
19%
1%
12%
36%
32%
21%
2%
12%
32%
33%
1Q 2007 2005

Improve Profitability
• Increase share of existing customers deposits
• Acquire commercial and small-business deposits
with our new commercial products
• Lower reliance on wholesale funding
• Maintain improved current net interest margin
• Enhance non-interest income
Deposit and loan fees
Mortgage fees
Brokerage Income
Insurance Income

$199,786 $221,126 $251,885 $265,706 2004 2005 2006 1Q 2007 Loan Growth ($ in thousands)

Ameriana Bancorp

Ameriana

Ameriana Insurance

Ameriana Financial Services

Ameriana Bancorp

Increase Awareness

Bank of America

HARRIS

Charter One
Not your typical bank

UMPQUA BANK

Sky

LaSalle Bank
ABN AMRO

MainSource BANK

WACHOVIA

Ameriana

citi

STAR Financial Bank

CHASE

Ameriana Bancorp

Increase Awareness Created a logo that positions Ameriana between traditional community banks and larger financial institutions.

Increase Awareness
The new logo was designed to reflect these
attributes:
A progressive
and responsive,
yet plain-spoken
and personal
community bank.
A bank where each and every customer is embraced by
new thinking
and approaches
which are grounded in
genuine
American
and
Midwestern
values.

Increase Awareness
The three stripes signify the
trust, strength and values
inherent in blue field and red
stripes of the United States
flag.
The overarching
shape of the letter
“A”
is
tilted to express
action,
responsiveness
and direction.
The
stripes engage and
embrace the circular
center to reflect both the
dot on a lower case “i”
for Indiana and more
importantly, every
individual personally
served by the bank.

Increase Awareness
“ Our mission and promise is to engage
every customer in genuine and
innovative ways, to truly understand
and embrace their individual needs
and desires, so we can provide them
with the best financial solutions and
direction.”

WISH YOU HAD A NICKEL FOR EVERY NEW BANK?
We do too. Signs for new banks are everywhere, but you might be surprised to learn that our bank is not new. While it's true we have a new logo, we're not one of the new banks to Indiana. For over 117 years, we've been serving central Indiana families and businesses by doing things right. If you're looking for the lost art of person-to-person banking, we invite you to visit Ameriana Bank. Call Customer Care at 800.487.2118 for the banking center near you.
Ameriana
Personal Banking | Mortgage | Commercial Lending | Financial Services | Insurance

Ameriana
Bancorp

Let's talk.
Let's talk
money.
Stop in and meet Keegan Cherry, the new Greenfield Banking Center manager. While you're there, open a new Freedom Personal Checking account and he'll give you $25. Add Direct Deposit to your new checking account and he'll give you another $25. It's his way of saying hello and thanks for banking at Ameriana.
$25
with a new Checking Account
$25
with Direct Deposit
Or, call Customer Care
for more information
800.487.2118
Greenfield
1810 North State Street
317.462.4463
www.ameriana.com
Ameriana
Member FDIC

Ameriana Bancorp

Expand in Key Markets • Expand our Greenfield Banking Center • Opened Carmel Commercial Lending Center • Evaluate market opportunities to fill-in franchise

Why Invest in Ameriana?
•
Credit quality is strong
•
Outlook for earnings growth is positive
•
Business unit strategies are focused on
growth
•
Corporate strategies are consistent with
improving Shareholder Value